© 2009 BOK Financial Corporation.
Morgan Stanley Financial Services Conference
February 2 - 3, 2010

BOK FINANCIAL CORPORATION

Total Assets	$ 22,734,648	$ 23,516,831	3.44 %
Loans	$ 12,876,006	$ 11,279,698	(12.40) %
Combined Reserve for Loan Losses/Pd End Loans	1.93%	2.72%	79 bps
Deposits	$ 14,982,607	$ 15,518,228	3.57 %
Equity	$ 1,846,257	$ 2,205,813	19.47 %
Tangible Common Equity	6.64%	7.99%	135 bps
Market Cap	$ 2.7 billion	$ 3.3 billion	22.22 %

 © 2009 BOK Financial Corporation.
 12/31/08 12/31/09 Change*
BOK Financial ($ in thousands)
Strategy Produced Strong Results Despite The Recession

• Annualized where appropriate
• Market cap as of 1/26/10

 © 2009 BOK Financial Corporation.
Consistent Strategies
Proven to Deliver Solid Results
✓ Utilize a decision making framework based on long-term economic benefit
✓ Develop long-term relationships with commercial customers
✓ Deliver diverse fee-based services in a personalized responsive manner
✓ Originate quality loans while maintaining a consistent mix in the portfolio
✓ Build the franchise through deliberate branching and disciplined acquisition strategies
✓ Prudently manage risk and control expenses in relation to revenue growth
✓ Actively pursue talent acquisition

BOK FINANCIAL CORPORATION

$250
$200
$150
$100
$50
$0
In millions
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
Net Income
EPS

 © 2009 BOK Financial Corporation.
Earnings History
Profitable Through All Cycles
Source: SNL Financial
EPS have been restated for stock dividends and for a 2-for-1 split
EPS CAGR 12%

BOK FINANCIAL CORPORATION

Return on Avg Assets:	2008	2009
BOKF	0.67	0.88
Peer Median	0.45	0.09
Return on Average Equity:		
BOKF	7.41	9.83
Peer Median	4.36	0.65
Net Interest Margin:		
BOKF	3.43	3.57
Peer Median	3.41	3.37
Noninterest Income/Operating Income:		
BOKF	38.23	40.39
Peer Median	33.50	35.74
Tangible Common Equity/Tangible Assets:		
BOKF	6.64	7.99
Peer Median	6.02	5.78

 © 2009 BOK Financial Corporation.
Peer Analysis
A Standout Among Peers

Note: Peers are defined as 20 US publicly traded banks, 10 immediately larger and 10 immediately smaller as measured by total assets at 12/31/09. Two peers had not reported when this presentation was prepared.

© 2009 BOK Financial Corporation.
2009 Results

BOK FINANCIAL CORPORATION

	Quarter Ended				
	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2009
Net interest revenue	$ 176,447	$ 169,845	$ 175,580	$ 180,461	$ 184,478
Net interest margin	3.57%	3.47%	3.55%	3.63%	3.64%
Other operating revenue	110,930	121,507	123,100	119,956	115,949
Other operating expense	159,010	167,749	171,862	175,751	181,722
Efficiency Ratio	54.94%	57.10%	61.02%	58.09%	60.02%
Net operating income	**128,367**	**123,603**	**126,818**	**124,666**	**118,705**
Provision for credit losses	73,001	45,040	47,120	55,120	48,620
FDIC special assessment			11,773		
Other income (expense)	(9,560)	5,307	12,505	5,886	(2,534)
Federal and state income taxes	10,363	28,838	28,315	24,772	24,780
Net income	$ 35,443	$ 55,032	$ 52,115	$ 50,660	$ 42,771

 © 2009 BOK Financial Corporation.
Quarterly Results (in 000s)
Nearly $500 Million in Pre-tax Pre-Provision Income in 2009

Note: Other includes gains/losses on securities including OTTI and changes in the value of MSRs and related hedge

 © 2009 BOK Financial Corporation.
Components of Revenue
Fee Revenue Consistently Represents At Least 40% of Total Revenue
8
Net Interest Revenue =
59% of Total Revenue
Deposit Service Charges 10%
Transaction Card 9%
Brokerage & Trading 8%
Mortgage Banking   5%
Other  4%
Trust Fees 5%

BOK FINANCIAL CORPORATION

Net Interest Margin
4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
Prime Rate
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
BOKF NIM
Peer Median NIM
Prime Rate

 © 2009 BOK Financial Corporation.

Net Interest Margin
More Stable Through Economic Cycles
Source: SNL data as of 1/27/10. Two peers had not reported when this presentation was prepared.

BOK FINANCIAL CORPORATION

$4
$3
$2
$1
$0
In billions
$141
$121
$101
$81
$61
$41
$21
In millions
2005
2006
2007
2008
2009
Demand Deposits
DD Svc Chgs

 © 2009 BOK Financial Corporation.
Service Charges
Likely to Decrease Due to Changes in Regulation
Demand Deposits and Fee Income

BOK FINANCIAL CORPORATION

$110
$100
$90
$80
$70
$60
In millions
2005
2006
2007
2008
2009

 © 2009 BOK Financial Corporation.

Transaction Card Revenue
Consistent Solid Contributor

BOK FINANCIAL CORPORATION

In millions
$100
$75
$50
$25
2005
2006
2007
2008
2009

 © 2009 BOK Financial Corporation.

Brokerage & Trading Revenue
Tremendous Growth in Investment Banking & Trading Fees

BOK FINANCIAL CORPORATION

In billions
$3
$2
$1
$0
2005
2006
2007
2008
2009
OK
Regional Markets

 © 2009 BOK Financial Corporation.
Mortgage Originations
46% of Production In Regional Markets

BOK FINANCIAL CORPORATION

$80
$70
$60
$50
In millions
2005
2006
2007
2008
2009

 © 2009 BOK Financial Corporation.
Trust Revenue
$30B in Trust Assets

BOK FINANCIAL CORPORATION

80%
70%
60%
50%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
BOKF
Peer Median*

 © 2009 BOK Financial Corporation.
Efficiency Ratio

* For purposes of this comparison, peers are defined as the subset of the peer group of 20 with fee revenue over 35% of total revenue; Source: SNL as of 1/27/10. Two peers had not yet reported.

© 2009 BOK Financial Corporation.
Earning Assets

BOK FINANCIAL CORPORATION

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
In millions
4Q08
1Q09
2Q09
3Q09
4Q09
Commercial
Commercial Real Estate
Residential Mortgage
Consumer

 © 2009 BOK Financial Corporation.
Loan Trends
Consistent Portfolio Mix
7%
17
55%
22%
16%
57%
21%
14%
8%
56%
22%
14%
8%
56%
22%
15%
7%
7%
55%
22%
16%

BOK FINANCIAL CORPORATION

Construction & Land Dev 6%
Energy 17%
Healthcare 7%
Manufacturing 4%
Wholesale/ Retail 8%
Multifamily CRE 3%
Other CRE 5%
Consumer 7%
Other C&I 3%
Services 16%
Office CRE 4%
Retail CRE 4%
Residential RE 16%

 © 2009 BOK Financial Corporation.
$11.2 Billion Loan Portfolio
Diversified by Sector and Geography

BOK FINANCIAL CORPORATION

Wholesale/
Retail
13%
Service
4%
Manufacturing
1%
Fully
Integrated
Companies
1%
Oil & Gas
Producers
81%

 © 2009 BOK Financial Corporation.
Energy Portfolio
Core Competency

 © 2009 BOK Financial Corporation.
CRE by Market
75% of Exposure is in Stable Markets
20
 Market  $ in 000s % of Total
 Oklahoma  820,578 33
 Texas  735,338   30
 New Mexico 305,061  12
 Colorado  239, 970  10
 Arizona  227,249  9
 Arkansas  132, 436   5
 Kansas   30,802  1

 © 2009 BOK Financial Corporation.
Additional Loan Detail in millions
Permanent Mortgage Loans   $1,303
Home Equity Loans     490
 Total Residential Mortgage   $1,793
Consumer Loans    $455
Indirect Auto Loans     332
 Total Consumer Loans    $787
Off-Balance Sheet Obligations
Related to CRA Loans Sold with Recourse $331

BOK FINANCIAL CORPORATION

$8.9B Investment Portfolio

Key Component of Our Interest Rate Risk Management

Whole Loan, $703
Other, $234
Alt-A, $285
Agency CMO, $4,534
Agency MBS, $3,117

 © 2009 BOK Financial Corporation.

$ in millions

 © 2009 BOK Financial Corporation.
Other Than Temporary Impairment on Debt
Securities
Summary ($ in millions)
Amortized cost of private issue MBS      $961
Amortized cost of securities rated AAA     182
Amortized cost of securities rated >investment grade and   190
Amortized cost of securities rated < investment
grade by at least one rating agency      589
OTTI charges against earnings in 2009     26.4

© 2009 BOK Financial Corporation.
Asset Quality

BOK FINANCIAL CORPORATION

4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4Q08
1Q09
2Q09
3Q09
4Q09
Coml
CRE
Res RE
Consumer
OREO
Renegotiated Loans

 © 2009 BOK Financial Corporation.
Nonperforming Assets
Reduce Level But Maximize Total Return

BOK FINANCIAL CORPORATION

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
BOKF
Peer Median

 © 2009 BOK Financial Corporation.
Nonperforming Assets / Loans & OREO

Source: SNL; Two peers had not reported when this presentation was prepared.

BOK FINANCIAL CORPORATION

140
120
100
80
60
40
20
0
4Q08
1Q09
2Q09
3Q09
4Q09
Coml
CRE
Res RE
Consumer

 © 2009 BOK Financial Corporation.

Net Charge-Offs in Basis Points
CRE Charge-offs Decreased in 4Q

BOK FINANCIAL CORPORATION

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08*
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
BOKF
Peer Median

 © 2009 BOK Financial Corporation.
Net Charge-offs as a % of Average Loans (annualized)
Consistently Lower Than the Peer Median
* 62% of 2Q08 charge-offs consisted of a $26 million charge related to one energy company

Source: SNL; Two peers had not reported when this presentation was prepared.

BOK FINANCIAL CORPORATION

Other Real Estate Owned
$150
$100
$50
$0
4Q08
1Q09
2Q09
3Q09
4Q09

Net Expense on OREO
$6
$4
$2
$0
4Q08
1Q09
2Q09
3Q09
4Q09

 © 2009 BOK Financial Corporation.
Other Real Estate Owned $ in millions
OREO & Related Expenses Likely to Remain Elevated

© 2009 BOK Financial Corporation.
Liquidity and Capital

BOK FINANCIAL CORPORATION

Other
6%
Borrowed
Funds
19%
Equity
9%
Deposits
66%

 © 2009 BOK Financial Corporation.
Funding Sources
Diverse Sources By Type and Region

BOK FINANCIAL CORPORATION

$16
$12
$8
$4
$0
billions
4Q08
1Q09
2Q09
3Q09
4Q09
Demand
Interest Bearing Trans
Savings
Time

 © 2009 BOK Financial Corporation.
Deposits
Dominated by Core Deposit Relationships

BOK FINANCIAL CORPORATION

Capital Ratios

Continued Growth *Without* TARP or Capital Issuance

15%
10%
5%
0%
Tier I
Total
Leverage
TCE/TA*
1Q09
2Q09
3Q09
4Q09

 © 2009 BOK Financial Corporation.

Well capitalized level as defined by regulators
* Tangible common equity ratio is a non-GAAP measure of capital strength based on equity as defined by GAAP minus intangible assets and equity that does not benefit common shareholders. BOKF did not participate in TARP

© 2009 BOK Financial Corporation.
Well Positioned to Take Advantage of
 Opportunities

 © 2009 BOK Financial Corporation.
Current Focus
✓ Aggressively address credit quality
✓ Renew the focus on profitable loan growth
✓ Employ team based selling and other initiatives to generate additional fee revenue
✓ Retain and grow deposits
✓ Secure the savings from expense control initiatives
 completed in 2009
✓ Seek opportunistic acquisitions within our footprint through the FDIC and other channels

 © 2009 BOK Financial Corporation.
How We Are Different
✓ Balanced strategy with long term focus successfully creates shareholder value through varying economic cycles
✓ Diversified mix of fee revenue
✓ Strong core earnings
✓ Diversified loan portfolio with consistent mix
✓ Attractive footprint
✓ Excess capital to fund opportunistic acquisitions within our footprint
✓ Outstanding talent throughout the organization

 © 2009 BOK Financial Corporation.
Forward-Looking Statements
This  presentation contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial
Corporation, the financial services industry, and the economy generally. Words such as
“anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such  words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-
looking  statements. Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve  certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, (1) the ability to fully realize expected cost savings from mergers within the expected time frames, (2) the ability of other companies on which  BOKF relies to provide goods and services in a timely and accurate manner,  (3) changes in interest rates and interest  rate  relationships, (4) demand for products and services, (5) the degree of competition by traditional and non-traditional competitors, (6) changes in banking regulations, tax laws, prices, levies, and assessments, (7) the impact of technological advances, and (8)
trends in customer behavior as well as their ability to repay loans. BOK Financial
Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-
looking statements, whether as a result of new information, future events, or otherwise.

© 2009 BOK Financial Corporation.
Steven E. Nell, EVP & Chief Financial Officer
Steven G. Bradshaw, SEVP
Q & A